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                                                                Sub-Item 77Q1(e)

                                 AMENDMENT NO.4
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of December 1, 2011, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), and each of Invesco Canada Ltd. (previously known as Invesco Trimark Ltd.), Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                              W I T N E S S E T H:

          WHEREAS, the Trust desires to amend the Agreement to remove the following series portfolios: Invesco Municipal Fund, Invesco Tax-Exempt Securities Fund, Invesco Van Kampen California Insured Tax Free Fund and Invesco Van Kampen Insured Tax Free Income Fund;

     NOW, THEREFORE, the parties agree that;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                     FUNDS

               Invesco High Income Municipal Fund
               Invesco Tax-Exempt Cash Fund
               Invesco Tax-Free Intermediate Fund
               Invesco Van Kampen High Yield Municipal Fund
               Invesco Van Kampen Intermediate Term Municipal Income Fund Invesco Van Kampen Municipal Income Fund
               Invesco Van Kampen New York Tax Free Income Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

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     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                      INVESCO ADVISERS, INC.

                                      Adviser

                                      By: /s/ John M. Zerr
                                          --------------------------------------
                                          Name: John M. Zerr
                                          Title: Senior Vice President

                                       2

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                                  INVESCO CANADA LTD.

                                  Sub-Adviser

                                  By: /s/ Eric J. Adelson
                                      --------------------------------------
                                      Name: Erica J. Adelson
                                      Title: Senior Vice President and Secretary

                                  By: /s/ Wayne Bolton
                                      --------------------------------------
                                      Name: Wayne Bolton
                                      Title: Vice President, Compliance & Chief
                                             Compliance Officer

                                       3

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                                      INVESCO ASSET MANAGEMENT
                                      DEUTSCHLAND GMBH

                                      Sub-Adviser

                                      By: /s/ J. Langewand /s/ A. Lehman
                                          --------------------------------------
                                          Name: J. Langewand / A. Lehman
                                          Title: Managing Directors

                                       4

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                                      INVESCO ASSET MANAGEMENT LIMITED

                                      Sub-Adviser

                                      By: /s/ Graeme Proudfoot
                                          --------------------------------------
                                          Name: Graeme Proudfoot
                                          Title: Director

                                       5

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                                      INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                      Sub-Adviser

                                      By: /s/ Masakazu Hasegawa
                                          --------------------------------------
                                          Name: Masakazu Hasegawa
                                          Title: Managing Director

                                       6

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                                      INVESCO AUSTRALIA LIMITED

                                      Sub-Adviser

                                      By: /s/ Nick Burrell / Mark Yesberg
                                          --------------------------------------
                                          Name: Nick Burrell / Mark Yesberg
                                          Title: Company Secretary / Director

                                       7

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                                      INVESCO HONG KONG LIMITED

                                      Sub-Adviser

                                      By: /s/ Anna Tong / /s/ Fanny Lee
                                          --------------------------------------
                                          Name: Anna Tong / Fanny Lee
                                          Title: Directors

                                       8

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                                      INVESCO SENIOR SECURED MANAGEMENT, INC.

                                      Sub-Adviser

                                      By: /s/ Jeffrey H. Kupor
                                          --------------------------------------
                                          Name: Jeffrey H. Kupor
                                          Title: Secretary & General Counsel

                                       9